Capital Group Municipal High-Income ETF Summary Prospectus Supplement October 1, 2025 (for the most recent summary prospectus)

The table under the heading “Portfolio managers” in the ”Management” section of the summary portion of the prospectus is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Lee Chu	Less than 1 year	Partner – Capital Fixed Income Investors
Chad M. Rach President	1 year	Partner – Capital Fixed Income Investors
Jerome Solomon	1 year	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. ETGESU-003-1025P Printed in USA CGD/TM/10039-S109642